Vessels	6 Months Ended
Jun. 30, 2020
Property, Plant and Equipment [Abstract]
Vessels

4.       Vessels

Sale and Leaseback

On December 21, 2017, the Company entered into a five-year sale and leaseback agreement for each of the two suezmaxes, Eurochampion 2004 and Euronike. The agreed net sale price was $32,600 each. Under these leaseback agreements, there is a seller’s credit of $6,500 each on the sales price that becomes immediately payable to the Company by the owners at the end of the five-year charter or upon sale of the vessels during the charter period. Following adoption of ASC 842 and the package of practical expedients, the Company continues to account for the transaction as an operating lease.

On January 9, 2020, the Company entered into a new five-year sale and leaseback agreement for each of the two suezmaxes, Archangel and Alaska. The agreed net sale price was $30,535 each. Under these leaseback agreements, there is a seller’s credit of $5,900 each on the sales price that becomes immediately payable to the Company by the owners at the end of the five-year charter or upon sale of the vessels during the charter period. Following adoption of ASC 842 and the package of practical expedients, the Company accounts for the transaction as an operating lease.

Upon adoption of ASC 842, the Company as at January 9, 2020 and January 1, 2019 recognized on the interim consolidated balance sheet right-of-use assets of $47,231 for the two suezmaxes Archangel and Alaska and $29,382, for the two suezmaxes Eurochampion 2004 and Euronike, based on the present value of the future minimum lease payments and an obligation under operating lease of $47,231 and $29,382, respectively. The Company has not incurred any initial direct costs for the sale and leaseback transaction and has not performed any payments prior to the commencement date of the contract. The leaseback agreements include three one-year option periods, following completion of the initial five-year charters, which are not recognized as part of the right-of-use asset and the obligation under operating lease.

The incremental borrowing rate used to determine the right-of-use asset and the obligations under operating lease was 4.41% and 5.45%, respectively, and the weighted average remaining lease term was 4.53 and 2.48 years, respectively, as at June 30, 2020. Amortization of the right-of-use asset is recognized on a straight-line basis from the commencement date of the contract to the end of the sale and leaseback, provided that no impairment will be recognized over the lease term. As of June 30, 2020, both the right-of use assets and the corresponding obligations under operating leases were $61,890 (current portion of obligations under operating leases $18,283 and non-current portion of obligations under operating leases $43,607).

Year	Lease Commitment
July 1 to December 31, 2020	9,862
2021	19,694
2022	19,661
2023	10,656
2024	10,656

Minimum net lease payments	70,529
Less: present value discount	(8,639)

Total Obligations under operating lease (current and non-current portion)	61,890

The Company has subleased the vessels and has recognized sublease revenue, net of voyage expenses of $14,935 and $2,321 for the second quarter of 2020 and 2019, respectively. The amount of $24,117 was recognized for the first half of 2020 compared to $5,440 in the prior year first half.

Vessels held for sale

As of June 30, 2020, the Company reclassified the aframax tanker Izumo Princess as held and used, previously classified as held for sale. On the same date, the vessel was replaced with the aframax tanker Sakura Princess, which met the held for sale criteria and is expected to be sold within a year.

At December 31, 2019, the Company considered that the suezmax tankers Archangel, Alaska, Silia T and the aframax tanker Izumo Princess met the criteria to be classified as held for sale.

Sales

During the first half of 2020, the Company sold its suezmax tanker, Silia T (previously classified as held for sale), and its handysize vessel, Didimon, realizing a net loss of $3,050, which is separately reflected in the accompanying Consolidated Statement of Comprehensive Income (Loss).

There were no vessel sales during the first half of 2019.

Impairment

As of June 30, 2020, the Company reviewed the carrying amount in connection with the estimated recoverable amount and probability of sale for each of its vessels and vessels under construction. This review indicated that such carrying amount was not fully recoverable for two of the Company’s vessels; Izumo Princess and Sakura Princess. As of June 30, 2020, the Company decided not to sell Izumo Princess, which was previously classified as held for sale and reclassified it as held and used. The carrying amount written down to $22,750 consists of the lower of its carrying amount, adjusted for any depreciation that would have been recognized had the vessel been continuously classified as held and used and its fair value as of June 30, 2020, resulting in an impairment charge of $2,750 and included in Impairment charges in the accompanying Consolidated Statements of Comprehensive Income (Loss). The Company had not recorded impairment related to the aframax tanker Izumo Princess, which was previously classified as held for sale during the period ended June 30, 2019. As of June 30, 2020, the Company classified the aframax tanker Sakura Princess as held for sale and was written down to $22,750, based on the lower of the carrying amount and Level 1 inputs indicative of the vessel’s sales price less cost to sell. The resulting impairment charge was $10,700 and is included in Impairment charges in the accompanying Consolidated Statements of Comprehensive Income (Loss).